                                                                 Exhibit 10.8(b)

                                                                  EXECUTION COPY

                               Addendum No. 3 to
             Master Agreement for Electronic Distribution Services
                         Dated as of December 21, 1999


     Reference is made to the Master Agreement for Electronic Distribution Services dated as of November 13, 1998 between Multex Systems, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") (the "M.A.") and
                                             -------------         ----
all Schedules and Attachments thereto and all prior amendments to, and service requests under, any of the foregoing. All of the Schedules and Attachments, prior amendments and service requests (together with the M.A., the "Master
                                                                    ------
Agreement") constituting part of the Master Agreement are set out on Exhibit A
---------                                                            ---------
hereto.

     This is Addendum No. 3 ("Addn-3"), dated and to be effective as of December
                              ------
21, 1999 (the "Addn-3 Effective Date"), to the Master Agreement, and is made by
               ---------------------
and between Merrill Lynch and Multex.com, Inc. (formerly, Multex Systems, Inc.) ("Multex"; together with Merrill Lynch, the "Parties"). Any capitalized term
  ------                                     -------
not defined in this Addn-3 shall have the meaning ascribed to it in the Master Agreement.

     Except as specifically amended by this Addn-3, the terms and conditions of the Master Agreement shall remain in full force and effect.

     In the event of any conflict or inconsistency between the provisions of the Master Agreement and the provisions of this Addn-3, the provisions set forth in this Addn-3 shall prevail with respect to the specific matter referenced herein. The Master Agreement as revised by this Addn-3 is hereinafter referred to as the "1999 Master Agreement."
 ---------------------

     In consideration of the mutual promises contained herein, the Parties hereby agree that the Master Agreement is amended as follows:

1.  Definitions
     Terms with initial capitalization shall have the meanings set forth below.

       1.1. "Acceptance" means accepted pursuant to the terms of a Project Plan.
             ----------

       1.2. "Actual Salary" means the cash salary actually paid by Multex to an
             -------------
Employee (including reasonable overtime), pro-rated to the extent that the Employee worked on Projects for less than one (1) Man Year; provided, that for purposes of the calculations herein, such salary amount shall not exceed the amount equal to the non-overtime salary cost of one (1) Man Year for such Employee.

       1.3. "Additional Projects" has the meaning set forth in Section 3.5.
             -------------------                               -----------

       1.4. "Addn-3 Effective Date" means December 21, 1999, the effective date
             ---------------------
of this Addn-3 as set forth above.

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY


       1.5. "Addn-3 Initial Term" has the meaning set forth in Section 20.1.
             -------------------                               ------------

       1.6. "Addn-3 Renewal Term" has the meaning set forth in Section 20.1.
             -------------------                               ------------

       1.7. "Bonus" means the bonus paid in cash by Multex to an Employee pro-
             -----
rated to the extent that the Employee worked on Projects for less than one (1) Man Year, and excluding securities, stock options, warrants and other non-cash compensation or payment.

       1.8. "Change of Control" has the meaning set forth in Section 16.1.
             -----------------                               ------------

       1.9. "Confidential Information" has the meaning set forth in Section
             ------------------------                               -------
14(a) of the M.A.
-----

       1.10. "Customer Data" has the meaning set forth in Section 15.1.
              -------------                               ------------

       1.11. "Customized Software" has the meaning set forth in Section 7.3.
              -------------------                               -----------

       1.12. "Data and Equipment Fees" has the meaning set forth in Section
              -----------------------                               -------
11.5.
----

       1.13. "Data and Equipment Services" has the meaning set forth in Section
              ---------------------------                               -------
11.5.
----

       1.14. "Data Fees" has the meaning set forth in Section 11.1.
              ---------                               ------------

       1.15. "Data Feeds" has the meaning set forth in Section 11.1
              ----------                               ------------

       1.16. [*****]

       1.17. "Delivery Date" has the meaning set forth in Section 3.9.
              -------------                               -----------

       1.18. "Disseminate" and "Dissemination" refer to disseminating,
              -----------       -------------
delivering, publishing, transmitting, broadcasting, providing access to, making available (including without limitation on servers) and otherwise distributing research, content and New Content Forms, and software in connection therewith, over Interactive Services.

       1.19. "Domain Agreement" has the meaning set forth in Section 18.
              ----------------                               ----------

       1.20. "Employee" and "Employees" mean one or more full-time employees of
              --------       ---------
Multex, provided that no person shall be deemed to be an Employee hereunder unless he or she has signed a confidential and nondisclosure agreement substantially in the form of Schedule 1.20.
                             -------------

       1.21. "Employee Benefit Costs" means insurance costs, FICA expenses and
              ----------------------
other benefits provided to an Employee by Multex, as such costs are agreed to in writing in advance by ML, adjusted on a quarterly basis, but in any event not to exceed twenty-five percent (25%) of the Actual Salary of such Employee, unless such percentage amount is modified pursuant to a written agreement of the Parties such as an overhead sharing agreement.

       1.22. "Employee Overhead" means (i) with respect to an Employee, forty
              -----------------
percent (40%) of the sum of such Employee's Actual Salary, Bonus and Employee Benefit Costs, and (ii) with

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

respect to an Outside Consultant, twenty percent (20%) of the sum of such Outside Consultant Cost, in each case unless such percentage amount is modified pursuant to a written agreement of the Parties such as an overhead sharing agreement except as otherwise set forth in Section 7.5.
                                           ------- ---

       1.23. "Equipment" has the meaning set forth in Section 3 of the M.A.
              ---------                               ---------

       1.24. "Equipment Fees" has the meaning set forth in Section 11.3.
              --------------                               ------------

       1.25. "First Cure Period" has the meaning set forth in Section 3.9.
              -----------------                               -----------

       1.26. "First Implementation Right" has the meaning set forth in Section
              --------------------------                               -------
9.3.
----

       1.27. [*****]

       1.28. [*****]

       1.29. "In-Context Hyperlink" and "In-Context Hyperlinks" mean one or more
              --------------------       ---------------------
hyperlinks to a hypertext document related to a specific HTML page or section having a direct association to said hyperlink.

       1.30. "Initial Team Size" has the meaning set forth in Section 3.1.
              -----------------                               -----------

       1.31. "Intellectual Property Rights" means: (i) patents, patent
              ----------------------------
applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice), including but not limited to any reissues, continuations, continuations-in-part, divisions, revisions, extensions or reexaminations thereof; (ii) domain names, trademarks, service marks, trade dress, trade names, corporate names, logos and slogans (and all translations, adaptations, derivations and combinations of the foregoing) and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; (v) trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, financial and accounting data, business and marketing plans, and customer and supplier lists and related information); and (vi) all other intellectual property rights (including but not limited to mask works).

       1.32. "Interactive Service" and "Interactive Services" refer to the
              -------------------       --------------------
Internet, intranets and extranets and sites, portals, services and platforms thereon; cable, cellular, wireless and two-way networks, interactive platforms and services; and other technologies, means and modes for Disseminating and receiving interactive content now known or hereafter developed.

       1.33. "International ML Interactive Service" has the meaning set forth in
              ------------------------------------
Section 6.3.
-----------

       1.34. "Internet" means the Internet and any successor or ancillary
              --------
network, including, without limitation, what is currently referred to as Internet 2.

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

       1.35. "Joint Development Project" and "Joint Development Projects" have
              -------------------------       --------------------------
the meanings set forth in Section 7.1.
                          -----------

       1.36. "Joint Development Work Project" shall have the meaning set forth
              ------------------------------
in Section 19.2.
   ------------

       1.37. "Licensed Software" has the meaning set forth in Section 8.1.
              -----------------                               -----------

       1.38. "Licensee" has the meaning set forth in Section 17.2.
              --------                               ------------

       1.39. "Licensor" has the meaning set forth in Section 17.2.
              --------                               ------------

       1.40. "Look and Feel Project Plan" and "Look and Feel Project Plans" have
              --------------------------       ---------------------------
the meaning set forth in Section 6.1.
                         -----------

       1.41. "Man Year" means the equivalent of working ten (10) hours a day and
              --------
five (5) days a week for fifty-two (52) weeks a year; provided that when an Employee is a Team Member, Man Year means the equivalent of working ninety-five percent (95%) of the foregoing amount of time.

       1.42. "Marks" has the meaning set forth in Section 17.1.
              -----                               ------------

       1.43. "Master Agreement" has the meaning set forth in the recitals
              ----------------
hereof.

       1.44. "Master Templates" has the meaning set forth in Section 6.1.
              ----------------                               -----------

       1.45. "Material Project" has the meaning set forth in Section 3.9.
              ----------------                               -----------

       1.46. "Minimum License Fees" has the meaning set forth in Section 8.4.
              --------------------                               -----------

       1.47. "ML" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and
              --
its affiliates worldwide.

       1.48. "ML Custom Code" has the meaning set forth in Section 8.2.
              --------------                               -----------

       1.49. "ML Customer" and "ML Customers" mean one or more persons and
              -----------       ------------
entities who conduct transactions with ML directly or indirectly including, without limitation, through an intermediary or affiliate, or persons or entities who are Site Visitors (as such term is defined in Section 8.4). -----------

       1.50. "ML Employees" means the employees and other agents of ML.
              ------------

       1.51. [*****]

       1.52. [*****]

       1.53. "ML Global Retail Agreement" has the meaning set forth in Section
              --------------------------                               -------
2.2.
---

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

       1.54. "ML Institutional" means ML excluding ML Retail. ML Institutional
              ----------------
includes, without limitation, the research, investment banking, asset management and capital markets business of ML and any and all successors thereto and any other businesses now or hereafter provided by the businesses units excluding ML Retail.

       1.55. "ML Institutional Customer" or "ML Institutional Customers" mean
              -------------------------      --------------------------
one or more ML Customers of ML Institutional.

       1.56. "ML Institutional Service" and "ML Institutional Services" mean ML
              ------------------------       -------------------------
Interactive Services of ML Institutional.

       1.57. "ML Institutional Users" means ML Institutional Customers and ML
              ----------------------
Employees of ML Institutional.

       1.58. "ML Interactive Service" and "ML Interactive Services" mean one or
              ----------------------       -----------------------
more Interactive Services owned or used by ML.

       1.59. [*****]

       1.60. "ML International Retail Clients" means clients of one or more non-
              -------------------------------
U.S. businesses of ML providing financial services but excluding ML Institutional Customers.

       1.61. "ML Relationship Manager" shall be the person designated by ML (and
              -----------------------
his or her successors) to coordinate and approve Project Plans on ML's behalf and to work with Multex's Relationship Manager.

       1.62. "ML Retail" means ML U.S. Retail Clients and ML International
              ---------
Retail Clients.

       1.63. "ML Retail Customer" and "ML Retail Customers" refer to one or more
              ------------------       -------------------
ML Customers of ML Retail.

       1.64. "ML Retail Users" means ML Retail Customers and ML Employees of ML
              ---------------
Retail.

       1.65. "ML U.S. Retail Clients" means clients of one or more U.S.
              ----------------------
businesses of ML providing financial services but excluding ML Institutional Customers.

       1.66. "ML User" and "ML Users" mean ML Customers, ML Institutional
              -------       --------
Customers and Employees of ML.

       1.67. "Multex" means Multex and its affiliates and subsidiaries.
              ------

       1.68. "Multex Interactive Services" means Interactive Services owned or
              ---------------------------
used by Multex but excluding ML Interactive Services.

       1.69. "MultexNet.com Sites" has the meaning set forth in Section 14.1.
              -------------------                               ------------

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

       1.70. "Multex Proprietary Software" means Multex Proprietary Software as
              ---------------------------
defined in the M.A. and all other Multex software (including, without limitation, Internet-related programming code) used to Disseminate research, market data and financial information over Interactive Services and to operate or to support the operation of Interactive Services and, subject to Section 9,
                                                                    ---------
New Products made during the Term hereof and all documentation therefor.

       1.71. "Multex Relationship Manager" has the meaning set forth in Section
              ---------------------------                               -------
3.1.
---

       1.72. "New Content Forms" has the meaning set forth in Section 5.1.
              -----------------                               -----------

       1.73. "New Product" has the meaning set forth in Section 9.1.
              -----------                               -----------

       1.74. "New Product Development Project" has the meaning set forth in
              -------------------------------
Section 9.1.
-----------

       1.75. "Non-Team Members" has the meaning set forth in Section 3.5.
              ----------------                               -----------

       1.76. "Notice Period" has the meaning set forth in Section 16.1.
              -------------                               ------------

       1.77. "Other Multex Customer" and "Other Multex Customers" mean one or
              ---------------------       ----------------------
more customers or licensees of Multex other than ML.

       1.78. "Output License" has the meaning set forth in Section 9.5.
              --------------                               -----------

       1.79. "Output Right" has the meaning set forth in Section 9.5.
              ------------                               -----------

       1.80. "Outside Consultant" and "Outside Consultants" mean one or more
              ------------------       -------------------
non- employee consultants, independent contractors and subcontractors (both individuals and companies) or temporary employees engaged by Multex to work on Projects or assist in the provision of Services hereunder, provided, however, no person or entity shall be deemed to be an Outside Consultant unless such person or entity executes confidentiality and nondisclosure agreements substantially in the form set forth in Schedule 1.77.
                      -------------

       1.81. "Outside Consultant Cost" and "Outside Consultant Costs" mean
              -----------------------       ------------------------
actual compensation Multex paid to one or more Consultants for their work on one or more Projects.

       1.82. "Person" means an individual, a partnership, a corporation, an
             ------
association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

       1.83. "Pre-Existing Agreement" and "Pre-Existing Agreements" mean one or
              ----------------------       -----------------------
more of the following Service Requests, agreements and addenda to the M.A. Agreements prior to the Addn-3 Effective Date:

              1.83.1. The "ML Direct Agreement/TGA" means the ML Online/Multex
                           -----------------------
Service Request dated as of February 28, 1997.

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY


       1.83.2. The "AskMerrill Agreement/MLOL" means the ML Online Trial Program
                    -------------------------
Addendum dated as of October 29, 1999, as amended by Addendum No. 1 to Master Agreement for Electronic Distribution Services dated as of July 1, 1999.

       1.83.3. The "AskMerrill International Agreement" means the Second
                    ----------------------------------
Addendum ML International AskMerrill.com International Trial Program dated as of April 1, 1999.

       1.83.4. The "SPDR Agreement" means the SPDR Service Request dated as of
                    --------------
August 5, 1999.

       1.84. "Pre-Existing Agreement Project" or "Pre-Existing Agreement
              ------------------------------      ----------------------
Projects" mean one or more projects undertaken pursuant to a Pre-Existing
--------
Agreement.

       1.85. "Project" and "Projects" mean one or more software development, web
              -------       --------
site development, integration, implementation projects and any other projects or services which ML engages Multex to provide pursuant to the 1999 Master Agreement.

       1.86. "Project Plan" and "Project Plans" have the meaning set forth in
              ------------       -------------
Section 4.1.
-----------

       1.87. "Project Plan Amendment" has the meaning set forth in Section 4.1.
              ----------------------                               -----------

       1.88. "Project Plan Form" means the project plan form attached hereto as
              -----------------
Exhibit B.
---------

       1.89. "R&D Committee" has the meaning set forth in Section 9.4.
              -------------                               -----------

       1.90. "R&D Completion Date" has the meaning set forth in Section 9.2.
              -------------------                               -----------

       1.91. "Recruiting Cost" has the meaning set forth in Section 3.7.
              ---------------                               -----------

       1.92. "Release" has the meaning set forth in Section 9.2.
              -------                               -----------

       1.93. "Relevant R&D" has the meaning set forth in Section 9.1.
              ------------                               -----------

       1.94. "Research" has the meaning set forth in Section 1(g) of the M.A.,
              --------
as amended pursuant to Section 5.1 of the 1999 Master Agreement.
                    -----------

       1.95. "Revenues" has the meaning set forth in Section 13.1.
              --------                               ------------

       1.96. "Revised Delivery Date" has the meaning set forth in Section 3.9.
              ---------------------                               -----------

       1.97. "Second Cure Period" has the meaning set forth in Section 3.9.
              ------------------                               -----------

       1.98. "Services" means the work product, services and assistance to be
              --------
provided by Multex to ML hereunder including, without limitation, aggregation and Dissemination of Research and related content (including, without limitation, financial information, news and data) ("Dissemination Services");
                                                    ----------------------
software and Internet-related development services, database management and administration services; hosting, testing, maintaining and repairing Web Sites; Data and Equipment

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

Services, and in addition to the foregoing, procuring hardware and software rights, including maintenance and support therefor, for ML as set forth in the 1999 Master Agreement.

       1.99. "Site Customers" has the meaning set forth in Section 8.4.
              --------------                               -----------

       1.100. "Site Prospects"has the meaning set forth in Section 8.4.
               --------------                              -----------

       1.101. "Site Visitors" has the meaning set forth in Section 8.4.
               -------------                               -----------

       1.102. "SLA" has the meaning set forth in Section 6.6.
               ---                               -----------

       1.103. "Software License" has the meaning set forth in Section 8.l.
               ----------------                               -----------

       1.104. "Software Project" and "Software Projects" have the meaning set
               ----------------       -----------------
forth in Section 7.1.
         -----------

       1.105. "Standard Institutional License Fee Rate" has the meaning set
               ---------------------------------------
forth in Section 8.4.
         -----------

       1.106. "Standard Project Rate" has the meaning set forth in Section 3.9.
               ---------------------                               -----------

       1.107. "Team Member" and "Team Members" have the meaning set forth in
               -----------       ------------
Section 3.1.
------- ---

       1.108. "Term" has the meaning set forth in Section 20.1.
               ----                               ------------

       1.109. "Third Party" means a person or entity other than Multex or ML.
               -----------

       1.110. "Third Party R&D" has the meaning set forth in Section 9.1.
               ---------------                               -----------

       1.111. "Third Party Software" means software owned by a Third Party or
               --------------------
licensed to a Third Party from another Third Party.

       1.112. "Third Party Software Fees" has the meaning set forth in Section
               -------------------------                               -------
11.2.
----

       1.113. "Transition Services" has the meaning set forth in Section 20.4.
               -------------------                               ------------

       1.114. "Transition Services Period" has the meaning set forth in Section
               --------------------------                               -------
20.5.
----

       1.115. "Upgrades" means one or more error corrections, bug fixes and
               --------
minor enhances to software and documentation.

       1.116. "Use" means use, install, operate, run, copy, integrate, deploy,
               ---
distribute, transmit, display, perform, correct, modify, make available, prepare derivative works within the meaning of Title 17 of the United States Code, and integrate software or Web features into ML's software or ML Interactive Services and use, install, copy, correct and modify as necessary for temporary use at a backup or disaster recovery location during the pendency of a disaster, emergency or persistent equipment failure.

1.117.    [*****]

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

       1.118. "Web Site" and "Web Sites" mean one or more web sites, World Wide
               --------       ---------
Web sites, intranet and extranet sites or pages (including, without limitation, co- branded sites, affiliated sites and jump pages).

       1.119. "Year 1" means the period commencing upon the Addn-3 Effective
               ------
Date and ending on December 31, 2000. Each subsequent "Year" begins on January 1
                                                       ----
and ends on December 31 of the next successive calendar years during the Term. By way of example, "Year 2" means January 1, 2001 to and including December 31,
                    ------
2001; "Year 3" means January 1, 2002 to and including December 31, 2002; "Year
       ------                                                             ----
4" means January 1, 2003 to and including December 31, 2003; and "Year 5" means
-                                                                 ------
January 1, 2004 to and including December 31, 2004.

       2. Pre-Existing Agreements and Continuation of Rights

       2.1. Each Pre-Existing Agreement, as its provisions may be amended or superseded by the 1999 Master Agreement, shall continue in full force and effect to the end of its current term (as such term is set forth in each such agreement). ML shall have the right, but not the obligation, to enter into an extension or renewal of any of the AskMerrill Agreement/MLOL, the AskMerrill International Agreement and/or the SPDR Agreement that will have a one-year or multi-year period and will grant prospective customers of ML Retail the rights set forth in the Software License, provided that, the term and the fees payable
                                   -------- ----
to Multex under the AskMerrill Agreement/MLOL, the AskMerrill International Agreement and/or the SPDR Agreement and any other amended terms shall be mutually agreed upon.

       2.2. ML shall have the right, prior to September 1, 2001, to enter into an agreement (the "ML Global Retail Agreement") that will have a term ending on
                   --------------------------
the last day of the Addn-3 Initial Term except that it shall include the right to Transitional Services the same as those set forth in Section 20 so long as ML
                                                        ----------
pays the fees for such Transitional Services under the ML Global Retail Agreement. In addition, the ML Global Retail Agreement will grant ML Retail and ML Retail Users (but not prospective customers) the right to receive the Services governed by the AskMerrill Agreement/MLOL and the ML Direct Agreement/TGA and other Services and Projects as the Parties may agree on the following terms: Multex will grant ML Retail and ML Retail Users (but not prospective customers) the same rights set forth in the Software License in exchange for a minimum annual payment of [*****] for up to [*****] ML Retail Users (but not prospective customers) and an annual fee of [*****] for each such additional ML Retail User in excess of [*****], if any. Multex shall provide Projects and Services to ML Retail as provided in Addn-3 in exchange for payment by ML at the Standard Project Rate. If entered into, ML shall have the right, during the last six (6) months of the term of the ML Global Retail Agreement to renew or extend the ML Global Retail Agreement for a period up to the end of the Term of Addn-3.

       3.   [*****]

       3.1  [*****]

       3.2  [*****]

       3.3. The Parties acknowledge and agree that the full consideration to be received by Multex from ML for Services and Projects governed by any Pre-Existing Agreement is as set forth

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in such Pre-Existing Agreement. Without limiting the foregoing, and for the avoidance of doubt, the Parties acknowledge and agree that Multex has and shall have no right to receive payment at the Standard Project Rate or any payment other than the consideration provided in any governing Pre-Existing Agreement for work under such Pre-Existing Agreement.

       3.4. If ML desires to receive Services and Projects that are outside the scope of the Pre-Existing Agreements, such Services and Projects will be governed by this Addn-3, and ML shall pay Multex for them at the Standard Project Rate.

       3.5. If ML reasonably requires Multex to perform one or more Projects that are beyond the capacity of the then-current [*****] Team ("Additional
                                                                ----------
Projects"), Multex shall perform such Additional Projects using Employees and
--------
Outside Contractors who are not then Team Members ("Non-Team Members") [*****].
                                                    ----------------

       3.6. Multex agrees to acquire and maintain sufficient equipment and dedicate the Team Members and Non-Team Members and the other resources necessary to insure timely completion of each Project in accordance with the governing Project Plan[*****].

       3.7. During the Addn-3 Initial Term, ML shall reimburse one hundred percent (100%) of the actual recruiting costs (without mark-up of any kind) that Multex paid to hire a new Employee to serve as Team Member ("Recruiting Cost")
                                                             ---------------
who begins work as a Team Member within forty-five (45) days of his or her first day of employment by Multex. If such new Employee did not serve as a Team Member for at least a consecutive twelve (12) month period for any reason [*****], Multex shall promptly reimburse the Recruiting Cost paid by ML in connection with that Employee on a pro rata basis for the time not spent serving as a full-time Team Member during that period. The total amount of Recruiting Costs that ML shall be obligated to pay pursuant to this Section shall not exceed $500,000. Each new Employee shall receive sufficient training from Multex (at Multex's expense) to serve as a Team Member before beginning work as a Team Member, provided that Multex shall have no obligation to provide more than thirty (30) days of training. Multex will use reasonable efforts to staff the [*****] Team with Team Members who have the qualifications and experience to meet the requirements of the Projects and ML's development requirements and to maintain a [*****] Team whose Team Members are at least equal in skill level of Multex's software developers and operational staff [*****] in general.

       3.8. ML shall pay Multex for work by its Employees and Outside Consultants in performing each Project and Services as follows: (a) the Actual Salary, Bonus, Employee Benefit Costs and the Employee Overhead Costs for each Employee working on the Projects; and (b) the Outside Consultant Costs for each Consultant working on the Projects.

       3.9. When a Project to be conducted under a Project Plan is estimated to take more than ninety (90) days to complete and cost more than $200,000, that Project shall be deemed a "Material Project." The Parties shall mutually agree
                           -----------------
upon a reasonable delivery date for such Material Project, to be set forth in the Project Plan governing such Material Project (the "Delivery Date"). Such
                                                       -------------
Delivery Date may be changed by mutual agreement of the Parties pursuant to an Project Plan Amendment (the "Revised Delivery Date," if any). A Material Project
                             ---------------------
shall be deemed to be

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

completed when it is delivered to ML and satisfies the requirements of the governing Project Plan. In the event that a Material Project is not completed by the Delivery Date, or as applicable, Revised Delivery Date, Multex shall have an initial cure period equal to fifteen (15%) of the Project Length (the "First
                                                                       -----
Cure Period"). During said First Cure Period, ML shall pay Multex for work to
------------
complete such Material Project at the Standard Project Rate. In the event Multex does not complete the Material Project within the First Cure Period, Multex shall have thirty (30) calendar days to complete the Material Project (the "Second Cure Period"). During the Second Cure Period, Multex shall make best
 ------------------
efforts to complete the Material Project and ML shall pay Multex the Actual Salary and/or Outside Consultant Cost for Employees and Outside Contractors performing work on such Material Project without any mark-up or overhead costs. In the event Multex does not complete the Material Project within the Second Cure Period, ML may elect one of the following and shall so notify Multex within ten (10) business days after the Second Cure Period: (a) require Multex complete the Material Project at Multex's sole expense (ML shall incur no further costs in having the projected completed) or (b) terminate the Material Project and the governing Project Plan. In the event ML elects to terminate fifteen (15%) or more of the Material Projects entered into within any twelve (12) month period for failure to complete the Material Projects within said Second Cure Period, ML shall have the right to terminate the 1999 Master Agreement. The method of calculating payments in Sections 3.8 and 3.9 shall be referred to as the
                        ------------     ---
"Standard Project Rate."
 ---------------------

       3.10. Each Party agrees that it will not directly through another person or entity, (i) induce or attempt to induce any employee of the other Party to leave the employ of the other Party, or in any way interfere with the relationship between the other Party and any employee thereof, and/or (ii) hire
                                         ---
any person who was an employee of the other Party at any time during the Term, and if there is one, during the Transition Services Period, and for the twelve
(12) month period following the later of the last date of the Term or the Transition Services Period. If, at the time of enforcement of this Section 3.10,
                                                                   ------------
a court shall hold that the duration, scope or other restrictions stated herein are unreasonable under circumstances then existing, the Parties agree that the maximum duration, scope or other restrictions deemed reasonable under such circumstances by such court shall be substituted for the stated restrictions contained herein.

       4. Project Plans

       4.1. Except for work or Services provided pursuant to a Pre-Existing Agreement, Multex shall be obligated to perform Projects and Services pursuant to Project Plans incorporating the terms agreed to herein and as otherwise agreed to and signed by the Parties (and signed or co-signed by the ML Relationship Manager on behalf of ML). Upon execution by both Parties, each Project Plan shall be deemed part of and governed by the 1999 Master Agreement.
------------
All material modifications or supplements to a Project Plan require the mutual agreement of the Parties and shall be effective only after embodied in a writing executed by the Parties (a "Project Plan Amendment"). The term "Project Plan"
                            ----------------------
includes the Project Plan and each Project Plan Amendment thereto, and the term "Project Plans" means more than one Project Plan. In the event of conflict
 -------------
between the 1999 Master Agreement and a Project Plan, the 1999 Master Agreement shall govern. For the avoidance of doubt all references under the 1999 Master Agreement to "Project Plan(s)" shall refer to Project Plans entered into pursuant to this Section and mutually agreed to and signed by the Parties and the ML Relationship Manager on behalf of ML.




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       4.2. Each Project Plan shall be substantially in the Project Plan Form attached as Exhibit B hereto and shall include with respect to the Project it
            ---------
governs: (a) the scope of Services to be provided; (b) the Delivery Date; (c) an estimated budget; (d) the governing specifications and requirements; (e) the acceptance criteria, and if the Parties so provide, the acceptance or testing procedures; (f) the documentation to be provided and the requirements therefor, if any; (g) the training to be provided by Multex to ML, if any; (h) a detailed description of the work to be performed by ML, if any; and (i) such other terms agreed upon by the Parties.

       5. Research

       5.1. From time to time during the Term hereof, ML will develop new Research and content and new types and forms of content, interactive content and features and content vehicles (such as, by way of example only, models, conference calls, and audio and/or video technology) (the "New Content Forms").
                                                           -----------------
At the request of ML, Multex will use commercially reasonable efforts to promptly integrate (pursuant to a Project Plan) and Disseminate the same through ML Interactive Services. Subject to Multex's pre-existing contractual obligations and applicable law, Multex will provide ML with prompt notice of New Content Forms disclosed or contributed to Multex by Other Multex Customers (provided that Multex shall not be required to identify the name of such Other Multex Customers) and the opportunity to develop similar New Content Forms for Dissemination by Multex. Prior to Dissemination, New Content Forms identified or disclosed by ML to Multex shall be deemed Confidential Information of ML. Upon Dissemination, such New Content Forms shall be subject to the provisions of this Section, and shall be deemed part of "Research" under the M.A. The Parties -------- agree that New Content Forms shall not be deemed New Products hereunder. Multex shall not, either before Dissemination or after, disclose or identify to Third Parties that particular New Content Forms were disclosed or identified to Multex by ML, provided, however, that the provisions of this sentence shall not prohibit Multex from disclosing the same or substantially New Content Forms to others if they were also disclosed to Multex by a Third Party. Notwithstanding anything to the contrary contained herein, nothing shall limit or prevent Multex from Disseminating New Content Forms to Third Parties.

       6. Web Site Development; International Projects and Web Hosting

       6.1. With ML's assistance, Multex shall develop one or more master templates for the implementation ("Master Templates") of the certain look and
                                   ----------------
feel features for ML Interactive Services. Each such template shall be developed pursuant to a Project Plan (a "Look and Feel Project Plan" and together, the
                               --------------------------
"Look and Feel Project Plans").
 ---------------------------

       6.2. At ML's request, and pursuant to applicable Project Plans, Multex will enhance, develop or create ML Interactive Services.

       6.3. Multex will develop ML Interactive Services for use by ML Customers and others in Japan, Germany, Spain, France, Italy and other foreign countries to be determined by the Parties from time to time in accordance with the schedule agreed upon by them and pursuant to Project Plans (each an "International ML Interactive Service" and collectively the "International ML
 ------------------------------------                        ----------------

Interactive Services"). Each of the International ML Interactive Services shall
--------------------
be accessible by



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1934, as amended.
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persons or entities from different countries in the world as may be specified in the governing Project Plan. In accordance with the terms hereof, Multex will retain a sufficient number of Employees or Outside Consultants who have the requisite skills to build and localize such Interactive Services for the applicable country or countries, and may place such Employees or Outside Contractors in its offices in foreign countries as necessary to provide such services. Such Employees may be Team Members or Non-Team Members as the Parties shall determine from time to time. The Parties shall consult and discuss with each other in good faith from time to time regarding expanding their international Interactive Services containing global content whenever their strategic and practical objectives coincide, and enter into Project Plans as may be mutually agreed upon with respect thereto including without limitation sharing costs and infrastructures. The Parties may consult with each other with respect to possible joint ventures or cooperative projects internationally.

       6.4. At ML's request, and pursuant to applicable Project Plans, Multex shall develop Interactive Services (or pages or sections of Web Sites) at the Standard Project Rate for ML Institutional Customers designated by ML, provided that such ML Institutional Customers enter into agreements with Multex regarding the same or enter into an agreement approved by Multex with ML regarding the same.

       6.5. ML shall pay Multex for Projects and Services at the Standard Project Rate unless, the Parties mutually agree in writing to share costs such as, without limitation, overhead, content, development and outside services pursuant to Section 6.3.
            -----------

       6.6. Multex shall provide Web hosting and necessary related services for ML Interactive Services in exchange for the fees set forth in applicable Project Plans and in accordance with the terms and conditions set forth in such Project Plans and a Service Level Agreement (the "SLA") and other agreements, as
                                          ---
applicable. The Parties agree to enter into good faith negotiations regarding the first such Service Level Agreement promptly after the execution of this Addn-3. Upon execution by both Parties, the SLA shall be deemed part of and governed by the 1999 Master Agreement. In the event of a conflict between the 1999 Master Agreement and the SLA, the 1999 Master Agreement shall govern. In the event of a conflict between the SLA and a Project Plan, the SLA shall govern.

       7. Software Development Projects

       7.1. At ML's request and pursuant to a Project Plan, Multex shall undertake one or more Projects to: (a) develop new software in whole or in part;
(b) enhance or develop new versions or new releases to Multex Proprietary Software or other software; (c) engage in software development projects to correct, enhance, upgrade or develop new versions or new releases of ML Interactive Services or add new features to ML Interactive Services (one of the foregoing, a "Software Project" and more than one, "Software Projects"). The
              ----------------                      -----------------
Parties may agree to enter into a joint development project to develop a Software Project (one, a "Joint Development Project" and more than one, "Joint
                          -------------------------                      -----
Development Projects").
--------------------

       7.2. [*****]


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       7.3. [*****]

       7.4. ML shall pay for Customized Software development at the Standard Project Rate.


       7.5. [*****]

       8. Software License

       8.1. Subject to the terms hereof, Multex agrees to and hereby does grant to ML Institutional a non-exclusive license throughout the universe under Multex's Intellectual Property Rights to Use the Multex Proprietary Software, Customized Software, [*****], New Products other software developed hereunder and Third Party Software incorporated in or required to be used in conjunction with any of the foregoing software (provided that ML pays licensee fees and/or complies with the terms of an conditions of use associated therewith or enters into agreements with Third Party Software vendor as may be required by such vendor) and all Upgrades made thereto during the Term hereof in object code (the "Licensed Software"), with the right to sublicense the right to use the same to
 -----------------
ML Institutional Customers as necessary for them to use one or more ML Interactive Services and in accordance with provisions in an agreement entered into by ML Institutional Customers with ML with respect to such use satisfactory to Multex (the "Software License").
                ----------------
       8.2. Multex shall have no right to license the use of Customized Software to Third Parties until after the expiration of the six (6) month period that begins upon the Acceptance by ML of such Customized Software. During such six
(6) month period, Multex shall have the right to create a separate software package that includes features and functionality of the Customized Software,

provided that (a) Multex does not use the same or substantially similar
--------
programming code that it used to implement such features and functionality in the Customized Software ("ML Custom Code"), and (b) that the Employees or
                          --------------
Outside Consultants of Multex who develop any such separate software package do not have access to the ML Custom Code and do not receive information from or discuss the ML Custom Code with any of the Team Members or Non-Team Members who were involved in the creation or development of the ML Custom Code in whole or part and thereafter Multex shall have no limitations or restrictions with respect to such Customized Software, subject to the other terms and conditions of the 1999 Master Agreement.

       8.3. [*****]

       8.4. Persons and entities who use an ML Institutional Interactive Services who have not been qualified to access any portion of the Multex Propriety Software under ML's entitlement process shall be referred to as "Site Visitors." Site Visitors who have been qualified to access any portion of the
           -------------
Multex Propriety Software under ML's entitlement process to have access to Research on ML Institutional Interactive Services on a trial basis and for a period of time not to exceed sixty (60) days shall be referred to as "Site
                                                                      ----
Prospects." The Parties agree that the number of Site
---------

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Prospects shall not exceed five thousand (5,000) at any one time. Site Prospects who are ML Institutional Customers and who have been granted the right by ML to have access to Research through ML's Interactive Services for longer than sixty
(60) days shall be referred to as "Site Customers." [*****] The method of
                                   ---------------
calculating the license fee in this section shall be referred to as the
"Standard Institutional License Fee Rate."
 ---------------------------------------

       8.5. Multex shall provide Help Desk services, correct software errors, bugs and deficiencies and support and maintain the Licensed Software and Web Sites and provide Dissemination Services, all in accordance with and as provided in the SLA.

       9. Output License

       9.1. The Parties acknowledge and agree that Multex is, and during the Term will be engaged in product planning, product development and research on development (the "Relevant R&D") to develop new versions, new releases and
                  ------------
substantial improvements of or to the Multex Proprietary Software, Multex's Interactive Services and Multex's existing platform technology related to the foregoing and to develop new and improved software and software and Internet products, features and functionality to be used in the creation, organization, Dissemination and other display of investment research and related information, analysis and data ("New Product" and "New Products," as appropriate). The
                    -----------       ------------
project or projects in which Multex engages to create a New Product or New Products shall be referred to as "New Product Development Project" and "New
                                  -------------------------------       ---
Product Development Projects," as appropriate. [*****]
----------------------------

       9.2. Within thirty (30) days after the Addn-3 Effective Date and thereafter from time to time, Multex will provide ML with information regarding pending New Product Development Projects including, without limitation, a description of the intended New Product, a summary of the development work to date, and the anticipated dates when beta testing and when release, roll-out, implementation or live launch ("Release") will occur. During the Term hereof,
                                -------
Multex shall provide the same types of information as each New Product Development Project is planned, designed or initiated. ML, at its option, shall have the right to participate in beta testing of New Products [*****]. The date when beta testing, if applicable, and other research and development (excluding minor corrections or improvements) is completed shall be referred to as an "R&D
                                                                            ---
Completion Date." [*****]
---------------

       9.3. [*****]

       9.4. Within thirty (30) days of the Addn-3 Effective Date, the Multex management will establish a technical and research and development committee (the "R&D Committee") to review, establish goals and schedules and direct
      -------------
Multex's research and development efforts, including, without limitation, with respect to New Products. The R&D Committee will meet at least once during each fiscal quarter, and ML has the right to have one of its employees serve as a full R&D Committee member. Multex has the right to approve ML's designated Committee member, which right it will exercise reasonably.




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       9.5. The rights granted ML in Sections 9.1-9.5 inclusive shall be
                                     ----------------
referred to as the "Output Right." As consideration for the Output Right, and
                    ------------
subject to the terms, conditions and limitations herein, ML shall pay Multex a license fee (the "Output License") at the rate of [*****] per year in each of
                  --------------
Years 1, 2, and 3, and at the rate of [*****] in each remaining Year in the Term on a pro- rata basis.

      10. API License

      10.1. The Software License includes ML Institutional's right to Use the published interface, documentation and sample code for application program interfaces or their equivalent in the Licensed Software and all upgrades and other modifications thereto (each an "API" and one or more the "APIs") for the
                                      ---                       ----
purpose of modifying, incorporating in and using the Licensed Software in conjunction with ML's software and the ML Interactive Services during the Term and Transition Services Period. At the end of each fiscal quarter during the Term and Transition Services Period, Multex shall deliver all then existing APIs to the Licensed Software to ML. Multex will deliver, and if requested by ML, create APIs at other times at ML's request and in exchange for ML's payment at the Standard Project Rate. Subject to Multex's rights and any limitations thereto, including, without limitation, any restriction against selling or licensing such the APIs to Third Parties, ML Institutional has the right to Use the APIs for and in the course of its businesses (including, without limitation, ML Interactive Services) and for and in connection with its provision of services and products to ML Institutional Users and Third Parties, including, without limitation, businesses, services and products of ML that may be created or offered in the future.

      10.2. The Parties agree to enter into a mutually satisfactory software source code escrow agreement promptly after the Addn-3 Effective Date.

       11. Data, Third Party Software, Equipment and Other Payments

       11.1. As payment for Third Party data feeds, content products, or content services (the "Data Feeds") provided to ML by Multex at ML's request as part of
               ----------
the Services, ML will pay Multex the actual cost paid by Multex to the vendor for such Data Feeds and, with respect only to Data Feeds for which use began after the Addn-3 Effective Date, an additional amount equal to [*****] (the "Data Fees"). ML will pay its pro-rata share of associated Employee expenses for
----------
the maintenance and support of the product or service at the Standard Project Rate.

       11.2. As payment for each unit of Third Party Software (including maintenance fees therefor, if any) provided to ML by Multex at ML's request as part of the Services, ML will pay Multex the actual cost paid by Multex to the vendor for such Third Party Software and, with respect only to Third Party Software for which use began after the Addn-3 Effective Date, an additional amount equal to [*****] (the "Third Party Software Fees").
                              -------------------------

       11.3. For each unit of Equipment that is acquired by Multex on ML's behalf during the Term as part of the Services, ML shall pay Multex the actual cost paid by Multex to the vendor for such unit of Equipment and the direct service and maintenance therefor and, with only with respect to Equipment acquired after the Addn-3 Effective Date, an additional amount equal to [*****] (the




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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.

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"Equipment Fees"). If such Equipment, if any, has a book value in excess of zero
 --------------
dollars at expiration or termination of Addn-3 for any reason, ML shall have the right to purchase such Equipment at book value.

       11.4. ML shall pay Multex's actual costs incurred in connection with performing its obligations under the 1999 Master Agreement, including Project Plans, not otherwise covered in the Master Agreement and this Addn-3 plus a mark-up to be mutually agreed upon by the Parties, provided, however, that in the absence of handling or maintenance costs for such items, the minimum mark-up shall be [*****].

       11.5. The Services provided pursuant to Sections 11.1-11.4 inclusive
                                               ------------------
shall be referred to as the "Data and Equipment Services" and the payments
                             ---------------------------
therefor as the "Data and Equipment Fees."
                 -----------------------

       11.6. ML will reimburse Multex for all reasonable out-of-pocket expenses (without mark-up) (e.g., out-of-pocket expenses for travel, meals and lodging) incurred in connection with the provision of the Services pursuant to ML's standard reimbursement policy.

       12. Monthly Retainer and Monthly Reports

       12.1. ML shall make monthly payments and Multex shall issue monthly reports pursuant to the provisions of Schedule 12.
                                      -----------

              13. Revenues

       13.1. ML will pay Multex "Revenues" (as such term is defined herein) of
                                 --------
at least [*****] in each Year of the Term. "Revenues" means all payments, fees,
                                            --------
expenses, reimbursements (excluding any reimbursements that do not include a mark-up under the 1999 Master Agreement (e.g., reimbursements for out-of-pocket costs and expenses)) and each and every payment of any type made by ML, including, without limitation, payments of any type made to Multex in connection with the Pre-Existing Agreements and all renewals and extensions thereof (if any) and the Global Retail Agreement, if entered into, payments made by ML to Multex as payments for fees on behalf of or that would be otherwise owed by an ML Customer, all of which will be counted on an accrued basis, and provided that
                                                                   --------
Year 1 shall be deemed the first year of the Term, and provided, further that
                                                       --------  -------
for the purposes of this Section, Revenues and all other costs, including, without limitation, for Services completed but not invoiced to ML for Services performed prior to the Addn-3 Effective Date (and including without limitation equipment acquired on behalf of ML by Multex and the costs of associated maintenance, services and setup fees). [*****]

       14. Sponsorship and Marketing

       14.1. During the Addn-3 Initial Term hereof, Multex will maintain sponsorship link-back In-Context Hyperlinks from the MultexNet.com site and any successor institutional Interactive Service and equivalent international sites (together with Multex's co-mingled products for institutional investors, the

"MultexNet.com Sites") to ML Institutional Interactive Services, and ML shall
--------------------
place an In-Context HyperLink from ML Institutional Interactive Services to MultexNet.com Sites (so long as ML's link-back is active and in place). To the extent ML Customers linking to




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1934, as amended.

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MultexNet.com Sites from ML Institutional Interactive Services are Multex subscribers, they shall have available to them (without additional authentication) In-Context Hyperlinks and navigation feature sets displayed around Research or content from one or more financial institutions in such manner as to enable a ML User to return to a page and content level in the ML Institutional Interactive Service designated by ML from time to time hereunder. ML shall have the option to tier the commingled research seen by ML Customers but not to alter or affect Multex's entitlement process in any way. If the ML User is not a current Multex subscriber, then Multex, subject to ML's approval, may display an up-sell message for the Multex subscription service to such ML User. A ML Institutional User accessing one of the MultexNet.com Sites where ML Research or content is displayed (on a delayed basis) shall have available to him or her an In-Context Hyperlink labeled with a mutually agreed upon ML hyperlink that enables that ML User to link directly in- context to the applicable ML Institutional Interactive Service. If that active link is unavailable, then an up-sell message for the ML Interactive Service shall be displayed. [*****]

       14.2. ML Customers who link from a ML Interactive Service to the MultexNet.com Sites shall receive a thirty (30) day free subscription (provided that Multex is offering subscriptions at such time) to Research and content on those Multex Interactive Services. Each such ML Customer shall have the right to view Multex's premium services accessible over the MultexNet.com Sites at Multex's standard pay-per-view, or rates, at ML's option, ML shall pay Multex for the ML Customers' access to the premium services. [*****]

       14.3. [*****]

       15. Customer Data

       15.1. For purposes hereof, "Customer Data" means all data and information
                                   -------------
that is captured or recorded with respect to or during any person's or entity's use of or access to an Interactive Service. Each Party will own Customer Data collected on its own Interactive Services.

       15.2. Each Party may make limited use or take limited action with respect to Customer Data of the other Party only as is necessary to fulfill its obligations hereunder and for no other purpose, including, without limitation, using such information for marketing purposes for such party.

       15.3. Subject to contractual or legal obligations, Multex shall provide ML with monthly reports, in such form and manner as agreed to by the Parties, and shall provide the software, Internet and other Interactive Services tools required for viewing and analyzing the same at ML's cost including without limitation reports equivalent to the reports customarily generated and/or provided to Other Multex Customers and reports agreed to by the Parties pursuant to a Project Plan. The Customer Data from ML Interactive Services shall include, without limitation, reports of visitor usage and patterns, pages and Research reports read or accessed by ML Users.

       16. Change of Control

       16.1. Not less than thirty (30) days (the "Notice Period") before Multex
                                                  -------------
enters into a written agreement in connection with a "Change of Control" (as
                                                      -----------------
defined below) of Multex, Multex shall provide notice of such proposed Change of Control to ML and ML shall be required to give




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notice to Multex during the Notice Period indicating whether it will remain a party to the 1999 Master Agreement or whether it will terminate the 1999 Master Agreement upon the effective date of the Change of Control. In the event Multex fails to provide notice as required herein, ML shall have the right to terminate the 1999 Master Agreement at any time during the thirty (30) day period commencing on the date ML receives knowledge of (a) the occurrence of the Change of Control or (b) the execution of the written agreement bringing about or causing a Change of Control. If ML exercises its right pursuant to this section to terminate the 1999 Master Agreement, Multex shall provide the Transition Services, [*****].

       16.2. As used herein, "Change of Control" means the occurrence of any of
                              ----------------
the following: (a) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of Multex other than to a wholly owned subsidiary; (b) the consolidation of Multex with another person or entity or the merger of Multex into another person or entity or of another person or entity into Multex, or any such similar event pursuant to a transaction in which 50% of the voting shares of Multex are changed into or exchanged for cash, securities, or other property (other than any such transaction where the holders of the voting shares of Multex immediately prior to such transaction own, directly or indirectly, not less than a majority of the voting shares of the surviving or resulting person or entity immediately after such transaction); (c) the adoption of a resolution or plan by the shareholders of Multex concerning the liquidation, dissolution or winding up of Multex; (d) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any "person" (as such term is used in Section 13(d)(3)
                             ------                           ----------------

of the Securities Exchange Act of 1934 (the "Exchange Act")) (other than Multex,
                                        -----------------
any trustee or other fiduciary holding securities under an employee benefit plan of Multex, or any corporation owned, directly or indirectly, by the shareowners of Multex in substantially the same proportion as their ownership of stock of Multex) is or becomes the "beneficial owner" (as such term is defined in Rule
                           ----------------
13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 30% of the voting shares of Multex; or (e) during any two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by Multex's shareowners was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof. For purposes of this definition, any transfer of an equity interest of an entity that was formed for the purpose of acquiring voting shares of Multex will be deemed to be a transfer of such portion of such voting shares as corresponds to the portion of the equity of such entity that has been so transferred.

       17. Trademark Restriction

       17.1. ML hereby grants to Multex a non-exclusive, royalty-free, worldwide license to use logos, trade names, trademarks, designs, trade dresses, slogans and service marks, in word, stylized and design formats (the "Marks")
                                                              -----
proprietary to ML for the purpose of identifying content as part of the provision of the Services as contemplated by the 1999 Master Agreement and as otherwise required pursuant to the 1999 Master Agreement solely in connection with the marketing, advertising and operation of the Service as it relates to ML and only to the extent authorized by the




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1934, as amended.
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1999 Master Agreement. Multex hereby grants to ML a non-exclusive, royalty-free, worldwide license to use the Marks proprietary to Multex in any marketing, advertising, website links or other promotional materials solely in connection with the marketing and advertising of the Services provided by Multex to ML.

       17.2. Each Party ("Licensee") shall use and display the other Party's
                          --------
("Licensor") Marks licensed hereunder in accordance with the Licensor's rules
  --------
governing usage of its Marks as may be prescribed by the Licensor from time to time. Licensee agrees that it shall modify, or cause to be modified, to Licensor's sole satisfaction, the use of any Licensor Marks hereunder that Licensor, in its sole discretion, may object. Any intended use by Licensee of any Licensor Marks in any regional or national advertising campaign or any press release shall be submitted to Licensor for approval. Licensee shall not do or suffer to be done any act or thing that would impair Licensor's rights in the Licensor Marks or damage the reputation for quality inherent in the Licensor Marks. Each Party acknowledges and agrees that: (a) the Licensor and its vendors and suppliers, if any, are the exclusive owners of the Licensor's Marks; (b) the use of the Licensor's Marks by the Licensee does not convey to the Licensee any right, title or interest in or to the Licensor's Marks; (c) the Licensee may not contest the Licensor's Marks, or register or attempt to register in any jurisdiction any Licensor Mark or any confusingly similar trademark or trade name; (d) the Licensee may not use the Licensor's Marks with respect to any products, services or materials not provided by the Licensor, or in any way which might result in confusion as to ML, Multex, or any Third Party being separate and distinct entities; and (e) the Licensee's use of the Licensor's Marks, including all goodwill associated with such use, shall inure solely to the benefit of the Licensor. Each Party warrants to and for the benefit of the other Party that its marks do not infringe upon the rights of any Third Party including, without limitation, any rights under trademark or unfair competition law.

       17.3. The Licensee will amend its usage of any trademark of Licensor at the direction of the Licensor. Failure to modify trademark usage as per Licensor's instructions shall result in termination of Licensee's right to use any trademark of Licensor.

       18. Transfer of URL

       18.1. Multex hereby assigns and transfers all of its right, title and interest in the Internet domain name www.themarkets.com, and all trademark and other Intellectual Property Rights associated therewith to ML pursuant to the Domain Agreement attached hereto as Schedule 18. ML agrees to transfer the same
                                    -----------
back to Multex if ML does not make use of such domain name during Year 1.

       19. Intellectual Property Rights

       19.1. The Look and Feel Project Plan shall include, without limitation, the Intellectual Property Rights and other rights owned by ML in the "look and
                                                                      --------
feel" (i.e., the overall design, assignment of elements, organization color
----
scheme, and navigation when viewed as a whole (excluding programming code and technology and Intellectual Property Rights relating thereto) (the "ML Look and
                                                                    -----------
Feel IP") (a) of the existing ML Interactive Services developed under the Master
-------
Agreement, and (b) in the Master Template and Interactive Services to be developed under the Look




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and Feel Project Plans (the "ML Look and Feel"). Multex acknowledges and agrees
                             ----------------
that ML shall be the owner of all right, title and interest in and to the ML Look and Feel IP, including, but not limited to, all Intellectual Property Rights therein.

       19.2. Unless the Parties otherwise expressly agree in the governing Project Plan, each Party shall own an undivided one-half interest in the work product and Intellectual Property Rights therein resulting from a Joint Development Project. Such work product and Intellectual Property Rights shall be referred to as "Joint Development Work Product" and ML's rights in the same as
                ------------------------------
"ML's Joint Development Work Product."
 -----------------------------------

       19.3. Except as provided in Section 19.2 and in the Master Agreement, and
                                   ------------
with respect to ML's rights in the ML Look and Feel IP as provided in Section
                                                                      -------
20.1, unless the Parties otherwise expressly agree in the governing Project
----
Plan, and subject to the licenses and rights granted in the 1999 Master Agreement and the other terms and conditions thereof, Multex shall own all right, title and interest in the Licensed Software and all Intellectual Property Rights therein, and if and to the extent that or ML or its Employees or agents acquire any rights in or to such Licensed Software or Intellectual Property Rights, ML shall, or shall cause its Employees or agents to, promptly assign such rights to Multex. To the extent, if any, Multex obtains ownership of any inventions or any Letters Patent in the United States or any other country in any Joint Development Work Product or in any other deliverable or other work product created under the 1999 Master Agreement for which an ML Employee is an inventor or in which ML has ownership rights, Multex agrees to grant to ML, for no additional consideration, a perpetual (or the longest period otherwise permitted by law), irrevocable, royalty-free, worldwide, non-exclusive license with the right to grant sublicenses under such patents and any other U.S. or foreign patent issuing from applications that rely on any such patent for priority to make, use, sell, offer for sale, and import inventions covered thereby.

       19.4. Multex shall take reasonable steps to prevent premature publication or disclosure of patentable subject matter by its Employees, Outside Contractors or others that would interfere with the ability to seek and obtain patent and other intellectual property protection. Multex will adopt procedures satisfactory to ML to prevent unauthorized access to or Dissemination of source code and technology.

       19.5. Multex agrees to and hereby does irrevocably assign, sell, transfer, grant and convey all of its worldwide and universal right, title and interest in and to the ML Look and Feel IP under the 1999 Master Agreement from the moment of creation to ML, its successors and assigns (without the necessity of any further consideration or action on the part of ML or Multex), including, but not limited to, all Intellectual Property Rights therein, for perpetuity (or for the longest period of time otherwise permitted by law) (and insofar as ownership of the same or the Intellectual Property Rights therein are not deemed to vest in or be owned by ML by operation of law), the same to be held and enjoyed by ML, its successors and assigns to the same extent that such right, title and interest would have been held and enjoyed by Multex if this assignment had not been made. If and to the extent necessary to ensure that each Party has an undivided one-half interest in the work product and Intellectual Property Rights therein resulting from a Joint Development Project (or such other interest as the Party's may otherwise expressly agree in the governing Project
Plan) as set forth in Section 19.2, the Parties shall make such assignments, if
                      ------------
any, as may be necessary so that each Party




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has an undivided one-half interest (or such other interest as the Party's may otherwise expressly agree in the governing Project Plan) to the other Party, as applicable and appropriate.

       19.6. ML agrees to and hereby grants Multex a non-exclusive, fully paid-up license throughout the universe (without the right to sublicense) during the Term and the Transition Services Period under all of ML's Intellectual Property Rights in the ML Look and Feel IP to use the ML Look and Feel IP only to the extent necessary for Multex to perform its obligations to ML under the 1999 Master Agreement.

       19.7. The Parties acknowledge and agree that Web 2.0 is deemed part of the Licensed Software and shall be subject to the Standard Institutional License Fee Rate; provided, that, for the avoidance of doubt, and notwithstanding
          --------  ----
anything contained in the 1999 Master Agreement, in no event shall Multex be obligated to provide any services or perform any projects or any other activities with respect to Web 2.0 unless Multex agrees to do so pursuant to a Project Plan.

       19.8. Each of Multex and ML without reservation hereby covenants and binds itself and its successors, assigns and legal representatives to cooperate fully and promptly with the other Party and to do acts necessary or requested to be done by the other Party in order to evidence, establish, apply for, perfect, procure, register, record, maintain, enforce and/or defend the other Party's Intellectual Property Rights under the 1999 Master Agreement and in connection with all proceedings before the United States Patent and Trademark Office (the

"PTO"), the United States Copyright Office (the "Copyright Office") and all
----                                             ----------------
equivalent offices and government agencies in foreign countries ("Foreign
                                                                  -------
Offices") (singularly or collectively, the "protection of Intellectual Property
-------                                     -----------------------------------
Rights") including, without limitation, to execute and deliver to the other
------
Party any and all lawful application documents including petitions, specifications, oaths and assignments. Each of Multex and ML (their successors, assigns and legal representatives) shall discharge its obligations under this Section 18.9 promptly but in any event within such time as is
           ------------
required to enable the other Party to timely preserve or assert its rights in connection with the protection of Multex's or ML's Intellectual Property Rights, as the case may be. The rights provided to each of the Parties in this

Section 18.9 are cumulative of any rights provided in the 1999 Master Agreement.
------------

       20. Term, Termination, Transition Services and Effect of Termination

       20.1. The initial term of Addn-3 begins on the Addn-3 Effective Date and ends on December 31, 2004 (the "Addn-3 Initial Term"). ML has the right to
                                -------------------
extend the term of this Addn-3 from the end of the Addn-3 Initial Term to and including December 31, 2009 (the "Addn-3 Renewal Term") by providing notice
                                  -------------------
during Year 4. As used herein, the Term of the 1999 Master Agreement means the
                                   ----
Addn-3 Initial Term and, if entered into, the Addn-3 Renewal Term.

       20.2. Each Party shall have the right to terminate the 1999 Master Agreement for cause if the other Party commits a material breach and, if such breach is curable, it remains uncured at the end of a thirty (30) day cure period.

       20.3. ML shall have the right to immediately terminate the 1999 Master Agreement for cause upon written notice to Multex if: (a) a Change of Control of Multex occurs; (b) Multex shall


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cease to do business, enter into liquidation, or become subject to any bankruptcy law; (c) an interruption or outage in the Dissemination of Services continues for more than a period of more than twenty- four (24) consecutive hours; (d) repeated interruptions or outages aggregating more than twelve (12) hours occur in a fifteen (15) day period; or (e) Multex causes or permits the unauthorized Dissemination of Research, and if after notice from ML, such unauthorized Dissemination remains uncured, and such Dissemination is material.

       20.4. It is the intent of ML and Multex that at the expiration or termination of the 1999 Master Agreement Multex will cooperate in good faith with ML to provide ML and/or its designees with reasonable assistance to permit an orderly transition of the Services provided hereunder to ML and/or its designees (as further described in this Section 20, the "Transition Services").
                                        ----------       -------------------
The Transition Services include, without limitation: (a) continuing to provide Services; (b) developing a plan for the transition of Services to ML and/or its designees; (c) training personnel of ML (but not ML's designees) in the performance of the Services and the operation, maintenance and support of Licensed Software; (d) creating documentation and other explanatory and instructional material, if and to the extent reasonably requested by ML, provided that in no event shall Multex be obligated to provide or shall ML be
-------- ----
allowed to disclose such documentation and/or material to any designee of ML unless Multex so agrees or gives its prior consent; and (e) performing such other functions or tasks as may be reasonably requested by ML that relate to the transition of the Services to ML (and/or its designees).

       20.5. Subject to ML's complying with its payment obligations as set forth in this Section 20, a transition services period shall commence immediately,
        ----------
upon the expiration or termination of the 1999 Master Agreement for any reason, which shall be an eighteen (18) month period (unless before or during that period ML provides notice to Multex that it wishes to terminate the Transition Services Period prior to the end of that period, and if ML provides notice of an earlier termination date, the transition services period shall terminate at the date specified by ML, provided that ML has provided at least sixty (60) days notice to Multex (the "Transition Services Period"). If ML fails to provide
                       --------------------------
sixty (60) days notice, the Transition Services Period shall terminate sixty
(60) days after the date on which ML provided notice.

       20.6. Subject to ML's complying with its payment obligations hereunder, if the 1999 Master Agreement expires or terminates, then immediately upon such expiration or termination, as applicable, Multex shall provide Transition Services, and the Software License shall continue for the duration of the Transition Services Period. As payment for the Software License during the Transition Services Period, ML shall pay the Standard Institutional License Fee Rate. As payment for Transition Services, ML shall pay Multex the Standard Project Payment Rate and Data and Equipment Fees.

       20.7. For the avoidance of doubt if Multex terminates the 1999 Master Agreement for cause, Multex shall provide Transition Services to Multex provided that ML pays all fees and makes all other payments owed to Multex in consideration for such Transition Services under the terms and conditions of the 1999 Master Agreement, including, without limitation, those set forth in this

Section 20, and provided further that ML is current (and not in arrears) in its
----------      -------- ------- ----
payments owed to Multex hereunder, whether prior to or after such termination;

except for any amounts which ML is
------


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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.
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disputing in good faith (provided that the portion of any payment not in dispute is paid to Multex in a timely manner as required hereunder). In addition, notwithstanding anything contained herein, after termination or expiration of the 1999 Master Agreement, ML shall have no right to the Output Right
(including, but not limited to, the right to receive New Product and the right for ML to have one of its employees serve as a full R&D Committee), and ML shall therefore, have no obligation to pay the Output License Fee accruing after the termination or expiration of the 1999 Master Agreement.

       20.8. Each Party agrees that if the 1999 Master Agreement terminates or is not renewed, whether in whole or in part, or if any Project hereunder is terminated, neither Party shall disclose to any Third Party any reason for not continuing under the 1999 Master Agreement (or any intent or plan of not continuing) without the express written consent of the other Party, and the Parties shall agree on statements for public disclosure.

       20.9. Upon the expiration or termination of the 1999 Master Agreement, or if there is a Transition Services Period, after the end of the Transition Services Period, all licenses and all rights and interests granted thereunder to ML (exclusive of all rights and interests expressly assigned to ML under the 1999 Master Agreement including, without limitation, the Look and Feel IP and ML's Joint Development Work Product) under the 1999 Master Agreement shall immediately terminate (including, without limitation, those under the Software License) and shall immediately revert to and become fully vested in Multex. Termination or expiration of the 1999 Master Agreement for any reason shall be without prejudice to any obligations which shall have accrued to the benefit of either Party prior to such termination or expiration. Upon termination or expiration of the 1999 Master Agreement, any payments owed to the other Party on or before the effective date of such termination or expiration would remain due and payable in the ordinary course in accordance with the terms and conditions of the 1999 Master Agreement. The termination or expiration of the 1999 Master Agreement shall not affect any rights or obligations of the Parties under the 1999 Master Agreement which are intended by the Parties to survive such termination or expiration, including, without limitation, those which are intended by the Parties to survive during the Transition Services Period. For the avoidance of doubt, during the Transition Period, all terms and conditions of the 1999 Master Agreement shall survive except for those set forth in Section
                                                                         -------
9.
-

       20.10. Without limiting the foregoing, and notwithstanding anything contained herein, upon the termination or expiration of the 1999 Master Agreement, the Parties hereby agree that the Master Agreement (as in effect immediately prior to the Addn-3 Effective Date) as expressly amended by this Addn-3 or as otherwise expressly amended by the Parties in writing after the Addn-3 Effective Date, shall have and shall remain in full force and effect in accordance with its then existing terms and conditions (as such terms and conditions may have been expressly amended by the Parties).

       21. Indemnification; Limitations of Liability

       21.1. Multex shall defend, and indemnify ML and its officers, directors, employees and other agents against, and hold ML, and its officers, directors, employees and other agents from any and all liability, damages, costs and expenses (including without limitation reasonable attorney's fees and costs) resulting from and to the extent of any claim or action in law or equity resulting from,


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1934, as amended.
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based on or arising out of any cause of action or any other claim of any nature
(a "Claim") that any of the Licensed Software or other software (including,
    -----
without limitation, software developed pursuant to a Software Project and programming code or features of any Interactive Service), deliverables under any Plan Project, products, Services and other material, in each case provided to ML by Multex pursuant to the 1999 Master Agreement (the "Covered Material")
                                                      ----------------
infringes or otherwise violates any of the Intellectual Property Rights other proprietary right of any Third Party provided that ML provides Multex with prompt notice of the Claim and cooperate at Multex's expense in any litigation resulting therefrom; that ML has the right to approve any proposed settlement of the Claim, and that Multex shall have the right to control the defense of the Claim. Notwithstanding anything contained herein, in no event shall Multex's indemnity obligation covered by this Section 21.1 include, and shall
                                     ------------
specifically exclude, any and all liability arising from the willful misconduct or gross negligence of ML or its affiliates or their agent, or from any infringement or other claim to the extent that it relates to ML's Intellectual Property Rights or the Research or Content.

       21.2. In the event that ML's Use of any Covered Materials be or reasonably appear likely to be restricted, encumbered or enjoined by reason of any actual or alleged infringement or otherwise violation of any of the Intellectual Property Rights or other proprietary right of any Third Party: (a) Multex shall have the right upon ML written notice to immediately terminate the portion of the infringing Services that are or reasonably may be infringing or otherwise violating the Intellectual Property Rights of any person or entity; and (b) Multex will promptly at (i) obtain for ML the right to continue to Use the Covered Materials, (ii) modify the Covered Materials so as to remove the cause of the Claim (provided that any such modifications will not affect ML's intended use of the Covered Materials) and/or (iii) if possible, replace the Covered Materials with an equally suitable, non-infringing substitution, which will be subject to the provisions of the 1999 Master Agreement. The remedies in this Section are in addition to and not in place of and shall not limit any of ML's other rights or remedies or limit or affect Multex's obligations otherwise set forth in this Section 21.
                  ----------

              (b) ML shall defend and/or handle at its own cost and expense any claim or action brought by a Third Party against ML arising from or relating to the Research or Content as provided by ML provided, however, that ML shall have
                                          --------  -------
the sole right to control the defense and settlement of such action and all rights of appeal, and shall not be liable to Multex for any costs, settlements, compromises or legal fees of any kind incurred or entered into by Multex without ML's prior written approval. ML shall indemnify and hold harmless Multex and its affiliates from and against all liabilities, losses, damages, costs and expenses (including but not limited to, attorneys' fees, costs and disbursements) resulting from or arising out of any such claim or action. ML's obligations hereunder shall be contingent upon Multex promptly notifying ML of any such claim and cooperating, at ML's expense, in the litigation.

       21.3. Multex will use its reasonable commercial efforts to provide the Services to ML and its affiliates as described herein. However, ML understands that Multex cannot and does not guarantee the content, accuracy, timeliness or availability of the Services or Research as displayed or provided by Multex. ACCORDINGLY, ML AGREES THAT UNLESS THE FOLLOWING ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF MULTEX, MULTEX SHALL NOT HAVE ANY LIABILITY OR OBLIGATION TO ML OR ITS


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1934, as amended.
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AFFILIATES (WHETHER CAUSED DIRECTLY OR INDIRECTLY) RELATING TO (A) INTERRUPTION,
DELAY OR FAILURE IN THE TRANSMISSION, PROCESSING, DELIVERY OR DISTRIBUTION OF
THE SERVICES OR THE RESEARCH; OR (B) THE UNAVAILABILITY OF THE MULTEX SERVICES; MOREOVER, MULTEX SHALL NOT HAVE ANY LIABILITY TO ML OR ITS AFFILIATES RELATING
TO ACTS OR OMISSIONS OF ML. MULTEX AGREES TO MAKE BEST EFFORTS, AT ML'S EXPENSE, TO REMEDY ANY MATERIAL DEFECTS IN THE ACCURACY, TIMELINESS OR AVAILABILITY OF
THE SERVICES OR RESEARCH AS DISPLAYED OR PROVIDED BY MULTEX.

       21.4. Each Party shall be strictly liable for the actions of its Employees, affiliates, partners and representatives.

       21.5. Multex's maximum aggregate liability under the 1999 Master Agreement arising after the Addn-3 Effective Date arising out of or relating to the Covered Materials (excluding liability covered under the M.A. prior to the Addn- 3 Effective Date), including, without limitation, liability arising under
Section 21.1 and liability arising from the gross negligence or willful
------------
misconduct of Multex shall not exceed [*****].

       21.6. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CAUSES OF ACTION BEYOND ITS REASONABLE CONTROL. FOR THE PURPOSES OF THIS SECTION, DAMAGES PAYABLE TO A THIRD PARTY IN AN ACTION FOR WHICH A PARTY IS INDEMNIFIED UNDER SECTION 21 OF THIS ADDN-3 SHALL NOT BE DEEMED
                                   ----------
CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES.

       21.7. The Parties acknowledge and agree that the limitations of liability set forth in this Section are a condition of the 1999 Master Agreement, and that the fees reflect the allocations of risk set forth in this Section.

       22. Further Amendments

       22.1. Section 13 of the M.A. is amended as to add the following provision
             ----------
as the last sentence of subsection (a): "ML shall have the right to control the defense or settlement of any claim under this Section 13."
                                              ----------

       22.2. Section 16 is amended as follows:
             ----------

              22.2.1. The following provision is added as subsection (v): "All Multex interconnectivity to ML Interactive Services, computing systems and/or networks and all attempts at the same shall be only through ML authorized security gateways/firewalls; Multex will not access, and will not permit unauthorized persons or entities to access, ML computing systems and/or networks without ML's express written authorization and any such actual or attempted access shall be consistent with any such authorization; and Multex will use the latest available, most comprehensive computer virus detection/scanning program reasonably commercially available prior to any attempt to access any of ML's computing systems and/or networks and upon detecting a


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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.
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computer virus, all attempts to access ML's computing systems and/or networks shall immediately cease and shall not resume until any such computer virus has been eliminated to the satisfaction of ML."

              22.2.2. The following provision is added as subsection (vi): "All Licensed Software, other software and Services licensed or provided to ML hereunder are Year 2000 Compliant, and Multex will reasonably cooperate with and assist ML in ML's independent verification that the software, programs, Equipment, Services and/or other materials furnished to ML are Year 2000 Compliant. Multex further agrees, upon ML's request, to promptly provide all information about procedures that Multex has followed to make the software, programs, Equipment, Services and/or other materials furnished to ML Year 2000 Compliant. For purposes hereof, "Year 2000 Compliant" means that: (A) the
                                 -------------------
materials, deliverables and products provided to ML will accurately record, store, process, calculate, transmit, display and present calendar dates on or after (and, if applicable, spans of time including) January 1, 2000; (B) the occurrence in or use by the materials, deliverables and products provided to ML of dates before, on or after January 1, 2000 will not materially adversely affect the performance of the materials, deliverables and products provided to ML with respect to date- dependent data, computations, output, or other functions (including, without limitation, calculating, comparing and sequencing); (C) the materials, deliverables and products provided to ML will not abnormally end or provide invalid or incorrect results as a result of date-dependent data; and (D) the materials, deliverables and products provided to ML can accurately recognize, manage, accommodate and manipulate date-dependent data, including, without limitation, single and multi-century formulas and leap years."

              22.2.3. The following provision is added as subsection (vii): "All Licensed Software, programs, Equipment, Services and/or other materials furnished to ML hereunder that receive, recognize, use, or process financial information pertaining to any of the countries with currency affected by its participation in the European Economic and Monetary Union, such software, programs, Equipment, Services and/or other materials furnished to ML will (A) operate without errors, problems, delays, or the need for any further modification as a result of the introduction of a new currency (the "Euro"), in
                                                                     ----
whole or in part as the European currency or currency unit; and (B) continue to receive, recognize, use and process both national currency units and Euro units and all data related thereto (and permit conversions from national currency units to Euro units and vice versa) without errors, problems, delays, loss of functionality, degradation in performance, or the need for any further modifications."

              22.2.4. The following provisions are added as subsection (viii):
"In the event that ML's use of the Licensed Software, other software equipment, Services and/or other materials furnished to ML hereunder be or reasonably appear likely to be restricted, encumbered or enjoined by reason of any such actual or alleged infringement of Third Party Intellectual Property Rights or other proprietary rights or confidentiality or nondisclosure restrictions (the "Accused Material"), Multex will promptly and at no cost to ML, (A) Multex shall
 ------- --------
have the right upon written notice to ML to immediately terminate the portion of the infringing Services that are or reasonably may be infringing or otherwise violating the Intellectual Property Rights of any person or entity, (B) obtain for ML the right to continue to use the Accused Material, (C) work diligently and continuously through qualified Employees to modify the Accused Material so as to remove the cause of the claim,

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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.
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action or suit (provided that Multex modification will not affect ML's intended use of the subject material or the performance of any ML operations dependent upon the subject material), and/or (D) replace the Accused Material with an equally suitable, non-infringing substitution, which will be subject to the provisions of the 1999 Master Agreement. The remedies in this Section are in addition and not in place of and shall not limit any of ML's other rights or remedies or limit or affect Multex's obligations at law or as otherwise set forth in this Section."

              22.2.5. The following provisions are added as subsection (ix) "The warranties set forth in this Section 16(a) shall not apply: (A) if the Multex
                             -------------
Software or Service is not used in accordance with this 1999 Master Agreement; or (B) if the defect is caused by ML or its agent other than Multex."

       23. General Provisions

       23.1. Any notices or other communications required or permitted to be given or delivered under the 1999 Master Agreement shall be provided by e-mail (provided that the sender's computer system is capable of and does retain a message establishing that the e-mail message was actually delivered to the recipient's e-mail server) or in writing, which shall be sufficiently given if delivered personally, mailed by first-class mail, postage prepaid, or sent via overnight delivery courier or any other means for which a proof of delivery is provided. All written notices will be addressed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, World Financial Center, South Tower, New York, NY 10080-6105, Attention: Mr. Laurence A. Tosi, Director, Business Development, CICG, and to Multex.com, Inc. 100 William Street, 7th floor, New York, NY 10038, Attention: President or to such other address or addressee as either Party may from time to time designate to the other by written notice pursuant to this Section 23.1. All e-mail messages to ML shall be
                                ------------
sent to laurence@tosi@ml.com, and all e-mail messages to Multex shall be sent to jim@multex.com with a copy to john.mcgovern@multex.com or to such other address or addressee as either Party may from time to time designate to the other by written notice pursuant to this Section 23.1.
                                ------------

       23.2. Multex agrees to notify ML of any change to Multex's legal name within ten (10) business days of the effective date of such name change.

       23.3. The Parties shall initially attempt in good faith to resolve any significant controversy, claim, or dispute arising out of or relating to this 1999 Master Agreement or any significant breach thereof, (except for any action
                                                          ------ ---
to compel arbitration hereunder or any action concerning the unauthorized disclosure of any proprietary information or content of a Party or any action concerning the interruption or outage in the Dissemination of Services to ML by Multex or any action concerning the ownership, enforceability, validity, infringement or misappropriation of the Intellectual Property Rights of either Party) (hereinafter collectively referred to as a "Dispute") through face-to-
                                                   -------
face negotiations between senior executives of each Party. If the Dispute is not resolved within five (5) business days (or such other period of time mutually agreed upon by the Parties) of commencing such face-to-face negotiations, or if the Party against which a claim has been asserted refuses to attend such negotiations or does not otherwise participate in such negotiations within thirty (30) days (or such other period of time mutually agreed upon by the Parties) from the

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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.

                                                                  EXECUTION COPY

date of notice of a Dispute, then the Parties agree to submit the Dispute to arbitration as provided herein. Except as provided in this Section, all Disputes relating in any way to the 1999 Master Agreement shall be resolved exclusively through arbitration conducted under the auspices of the Center for Public Resources (the "CPR") pursuant to CPR's Model ADR Procedure: Non-Administered
                ---
Arbitration Rules and Commentary. The arbitration shall be conducted before three (3) arbitrators, one selected by each Party and the third to be selected by the other two, provided, however, that in the event the Dispute is relating
                  --------  -------  ----
to whether Multex has discharged its obligations under a Project Plan or any other Dispute under the 1999 Master Agreement that is of a technical nature (including whether certain technical specifications have been met or concerning the operation of certain software) at least two (2) of the arbitrators shall have some technical and/or business expertise and background in the software and/or Internet industry. Unless otherwise mutually agreed by the Parties, any arbitration brought hereunder shall be brought only and exclusively in New York, New York. The arbitrators shall hear evidence by each Party and resolve each of the issues identified by the Parties. The arbitrators shall render a formal, non-binding appealable resolution and award on each issue as expeditiously as
----------- ----------
possible, but not more than fifteen (15) business days after the hearing. In any arbitration, the prevailing Party shall be entitled to reimbursement of its reasonable attorneys' fees and the Parties shall use all reasonable efforts to keep arbitration costs to a minimum. Notwithstanding anything in this Section
                                                                      -------
12.6 or the other provisions of the 1999 Master Agreement, if either party shall
----
reasonably determine the need to seek injunctive or other expedited relief in connection with the 1999 Master Agreement, such party may do so in a court of competent jurisdiction in accordance with Section 23.4.
                                          ------------

       23.4. Subject to Section 23.3, the Parties hereto agree that the state
                        ------------
and federal courts of New York shall be the proper forums for any legal controversy arising in connection with the 1999 Master Agreement, and the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of such courts for such purposes. So far as is permitted under applicable law, this consent to personal jurisdiction shall be self operative and no further instrument or action, other than service of process as is permitted by New York Law, shall be necessary in order to confer jurisdiction upon Multex in any such court. The convention on the International Sale of Goods shall not apply to the 1999 Master Agreement and is hereby disclaimed.

       23.5. Each Party shall comply with all applicable laws, rules and regulations, including all applicable laws, rules and regulations of the United States of America, including, without limitation, the export controls imposed by the Department of Commerce, the antiboycott regulations administered by the Departments of Commerce and the Treasury (which among other matters prohibit participating in any boycott of Israel) and the Foreign Corrupt Practices Act as they apply to the products and services and other activities under the 1999 Master Agreement.

       23.6. In the event any one or more of the provisions of the 1999 Master Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of the 1999 Master Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable, comes closest to the economic effect and intent of the Parties underlying the invalid, illegal or unenforceable provision.

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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.

                                                                  EXECUTION COPY

       23.7. Any press releases, public announcements or similar publicity with respect to the 1999 Master Agreement or the transactions contemplated hereby must be approved by the Parties in advance, provided that such approval may not be unreasonably withheld or delayed, and further provided that nothing herein will prevent the Parties or their respective Affiliates, upon reasonable notice to the others, from making public announcements to comply with the requirements of law or any listing agreement with any securities exchange or to inform their respective employees of the transactions contemplated by the 1999 Master Agreement.

       23.8. All references herein to Sections, Exhibits and Schedules are to the Sections in the Addn-3 and to Exhibits and Schedules attached hereto as if fully set forth in.

       23.9. Addn-3 may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                                 *   *   *   *   *

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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.

                                                                  EXECUTION COPY

          IN WITNESS WHEREOF, the Parties hereto, each acting under due and proper authority, have executed this Addn-3 as of the day, month and year first above written.


 MULTEX.COM, INC.                                    MERRILL LYNCH, PIERCE,
                                                  FENNER & SMITH INCORPORATED
    /s/                                           /s/
By:_____________________________               By:_____________________________

Name:___________________________               Name:___________________________
           (type or print)                                (type or print)


Title:__________________________               Title:__________________________
           (type or print)                                (type or print)

Date:___________________________               Date:___________________________

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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.

                                                                  EXECUTION COPY

                                   Exhibit A
                                   ---------

     All of the Schedules and Attachments, prior amendments and service requests (together with the M.A., the "Master Agreement") constituting part of the Master
                              ----------------
Agreement are set out on this Exhibit A or attached hereto.
                              ---------

                                   Schedules
                                   ---------

     A.  ML Online/Multex Service Request dated as of February 28, 1997
     B.  Contribution and Distribution Services Agreement

     C. Multex Publisher - For Internal ML Research Distribution Services Agreement

     D.  ML Online Trial Program Addendum


                                 Attachments
                                 -----------

     A.  Form of Service Request
     B.  Multex or ML Provided Equipment
     C.  Third Party Software/License Requirements for End Users
     D.  Multex Subscriber Agreement

                                 Amendments
                                 ----------

     1. Addendum No. 1 dated July 1, 1999 amends the M.A. and the ML Online Trial Program Addendum dated October 29, 1998
     2. Second Addendum, effective April 1, 1999 amends the ML Online/Multex Service Request dated February 28, 1997 and supplements the ML Online Trial Program Addendum dated October 29, 1998


                                 Service Requests
                                 ----------------

     SPDR Service Request dated as of August 5, 1999




                                       A-1

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

                                 Exhibit B
                                 ---------

                                Project Plan Form


The Project Plan Form shall be attached by the Parties after the Addn-3 Effective Date.




                                       B-1

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

                                 Schedule 1.20

                         MULTEX EMPLOYEE CONFIDENTIALITY
                        AND NON-DISCLOSURE FORM AGREEMENT
                        ---------------------------------

                                Attached hereto.




                                     1.20-1

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

                                 Schedule 1.80

                        MULTEX CONSULTANT CONFIDENTIALITY
                        AND NON-DISCLOSURE FORM AGREEMENT
                        ---------------------------------

                                Attached hereto.


                                    1.80-1

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

                                 Schedule 18

                      DOMAIN NAME AGREEMENT AND ASSIGNMENT
                      ------------------------------------


          This Agreement and Assignment is made between Multex.com, Inc., a Delaware corporation having a principal place of business at 33 Maiden Lane, 5th Floor, New York, NY 10038 ("Assignor"), and Merrill Lynch, Pierce, Fenner &
                            --------
Smith Incorporated, a Delaware corporation having a principal place of business at Merrill Lynch World Headquarters, North Tower World Financial Center, 250 Vesey Street, New York, NY 10281 ("Assignee").
                                   --------

          WHEREAS, pursuant to Section 18 of Addendum No. 3 to Master Agreement for Electronic Distribution Services between Assignor and Assignee dated as of December 21, 1999, Assignor agreed to assign to Assignee and Assignee agreed to accept the assignment of all rights in the domain name "themarkets.com" and all
                                                        --------------
registrations pertaining to domain names including the term "themarkets" or
                                                             ----------
variation thereof, and all goodwill associated with the domain names (collectively, the "Domain Names").
                    ------------

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

       1. Assignor agrees to and hereby assigns, sells and transfers to Assignee, its successors and assigns, all right, title and interest in and to:
(i) the Domain Names and all registrations for such Domain Names and all goodwill pertaining to such Domain Names; (ii) all income, royalties, damages and payments now due or which hereafter become due or payable in respect to such Domain Names; (iii) all causes of action (in law or equity) and rights to sue, counterclaim and/or recover for past, present or future infringement of such Domain Names; and (iv) all rights corresponding to the foregoing throughout the world.

       2. Assignor agrees to cooperate with Assignee and follow Assignee's instructions in order to transfer the Domain Names to Assignee in a timely manner. Assignor will prepare and transmit the necessary documentation and/or correspond with the appropriate domain name registration authority, Internet service provider and/or governmental entities to authorize transfer of the domain name.

       3. This Assignment is effective as of the date set forth below. Assignor agrees to execute additional assignments and other appropriate documentation necessary to effectuate and validate this Assignment as soon as is practicable after the date of this Assignment.


                                     18-1

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have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of
1934, as amended.

                                                                  EXECUTION COPY

       4. Assignor warrants and represents to Assignee that: (i) Assignor has unencumbered rights in the Domain Names; (ii) Assignor properly registered the Domain Names without committing fraud or misrepresentation; (iii) Assignor has the authority to transfer the Domain Names; (iv) Assignor has not received any claim from a third party that the use of the Domain Names violates the intellectual property or other rights of such third party; (v) Assignor has not used the Domain Names for any illegal purpose; and (vi) to the best of Assignor's knowledge, the use of the Domain Names does not infringe the rights of any third party in any jurisdiction.


  MULTEX.COM, INC.                                MERRILL LYNCH, PIERCE,
                                                FENNER & SMITH INCORPORATED

By:_____________________________               By:_____________________________

Name:___________________________               Name:___________________________
           (type or print)                                (type or print)


Title:__________________________               Title:__________________________
           (type or print)                                (type or print)

Date:___________________________               Date:___________________________



                                      18-2

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                  EXECUTION COPY

                                 Schedule 12

                      MONTHLY RETAINER AND MONTHLY REPORTS
                      ------------------------------------

       22.10. No later than the tenth (10th) business day of each month during the Term hereof, ML shall pay Multex a monthly retainer payment for Services to be performed by Multex in such month. The initial monthly retainer payment shall be [*****]. The Parties may increase or decrease the monthly retainer payment in amounts mutually agreed upon one or more times during the Term hereof, and the initial monthly retainer payment, or if applicable, the then-current adjusted monthly retainer payment shall be referred to as the "Monthly Retainer Payment."
                                                      ------------------------

       22.11. Multex shall deliver a report (the "Monthly Report" and "Monthly
                                                  --------------       -------
Reports") to ML within ten (10) business days after the end of the preceding
-------
month indicating (in itemized form) with respect to such month: the name of each Employee and Outside Consultant who worked on one or more Projects then underway and the Projects for which he or she provided Services, the number of hours he or she spent on each Project, the payments to be made to Multex by ML for such work, and the Data and Equipment Fees paid or owed by ML to Multex during such month (on an itemized basis). The total amount of payments made and owed by ML to Multex for such month shall be referred to as the "Monthly Payment Amount."
                                                      ----------------------
The Monthly Report shall indicate the amount by which the Monthly Retainer Payment constituted an overpayment or underpayment of the Monthly Payment Amount for that month. ML shall pay Multex to compensate for any such underpayment within forty-five (45) days of receiving an invoice for the same from Multex. To the extent the Monthly Retainer Payment constituted an overpayment of the Monthly Payment Amount, the excess amount will be applied as a credit against payments owed by ML to Multex in the next and succeeding months until such credit has been fully applied. Multex shall indicate the amount of such credit, if any, in successive Monthly Reports.



                                     12-3

Confidential treatment has been requested for portions of this document, which have been redacted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.